EXECUTION VERSION AMENDMENT NO. 5 TO RECEIVABLES FINANCING AGREEMENT AND AMENDMENT NO. 1 TO PERFORMANCE GUARANTY This AMENDMENT NO. 5 TO RECEIVABLES FINANCING AGREEMENT AND AMENDMENT NO. 1 TO PERFORMANCE GUARANTY (this “Amendment No. 5”), dated as of January 6, 2017, is by and among VOLT FUNDING CORP. (“Volt Funding”), as borrower (the “Borrower”), the Persons from time to time party hereto as Lenders and LC Participants, PNC BANK, NATIONAL ASSOCIATION (“PNC”), as LC Bank, as an LC Participant, as a Lender and as Administrative Agent, and VOLT INFORMATION SCIENCES, INC. (“Volt”), as initial servicer (in such capacity, the “Servicer”) and, acknowledged and agreed to with respect to Section 3 hereof, as performance guarantor (in such capacity, the “Performance Guarantor”). BACKGROUND WHEREAS, the parties hereto entered into the Receivables Financing Agreement as of July 30, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Receivables Financing Agreement”); WHEREAS, the Performance Guarantor entered into, in favor of and as accepted by the Administrative Agent, the Performance Guaranty as of July 30, 2015 (as amended, restated, supplemented or otherwise modified through the date hereof, the “Performance Guaranty”); and WHEREAS, the parties hereto wish to amend the Receivables Financing Agreement pursuant to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: SECTION 1. Definitions. Capitalized terms used but not defined in this Amendment No. 5 shall have the meanings assigned to them in the Receivables Financing Agreement. SECTION 2. Amendments to Receivables Financing Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Receivables Financing Agreement is hereby amended as follows: (a) Section 1.01 of the Receivables Financing Agreement is hereby amended to add the following definitions in the appropriate alphabetical order: “Consolidated EBIT” has the meaning set forth in Schedule IV. “Consolidated EBIT Level” has the meaning set forth in Schedule IV. “Excluded Obligor” has the meaning set forth in Section 9.07. “Tax Refund Event” means the receipt by the Parent of United States Federal tax refund from the United States Department of the Treasury of immediately available funds equal to or

102201150\V-8 2 greater than $13,800,000 (or such other amount as may be agreed to in writing by the Borrower and the Administrative Agent). (b) The definition of “Excluded Receivable” set forth in Section 1.01 of the Receivables Financing Agreement is hereby deleted in its entirety and replaced with the following: “Excluded Receivable” means (a) any Receivable originated outside of the Staffing Solutions and Video Game Business or (b) any Receivable originated at any time that the Obligor thereunder shall be an Excluded Obligor. For purposes of the foregoing, “Receivable” shall be determined without reference to the final sentence in the definition thereof, and each other applicable defined term shall be determined mutatis mutandis. (c) The definition of “Scheduled Termination Date” set forth in Section 1.01 of the Receivables Financing Agreement is hereby amended by deleting the phrase “January 31, 2017” and replacing it in its entirety with the phrase “January 31, 2018”. (d) Clause (d)(ii)(x) of the definition of “Excess Concentration” set forth in Section 1.01 of the Receivables Financing Agreement is hereby amended by deleting the phrase “15.0%” and replacing it in its entirety with the phrase “10.0%”. (e) Section 8.04 of the Receivables Financing Agreement, as amended by that certain Amendment No. 4 to Receivables Financing Agreement, dated as of October 28, 2016, is hereby deleted in its entirety and replaced with the following: SECTION 8.04. Financial and Restrictive Covenants. (a) Prohibition of Share Buybacks or Dividends. Prior to the Maintech Transaction and Tax Refund Event, the Parent shall not, at any time, (i) redeem, retire, purchase or acquire any of its Capital Stock, or agree, become or remain liable to do any of the foregoing, nor (ii) make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its Capital Stock, or on account of the purchase, redemption, retirement or acquisition of such Capital Stock. Subsequent to the Maintech Transaction and Tax Refund Event, the Parent may effect any one or more of the transactions described in clauses (i) and (ii) of the preceding sentence; provided that: (A) the aggregate amount of cash committed during a quarter (in the case of redemptions, retirements, purchases and acquisitions, and irrespective of the date actually paid) plus the aggregate amount of cash paid during such quarter (in the case of dividends and other distributions, and irrespective of the date actually declared) on account of all such transactions shall not exceed $500,000; and (B) on each day on which any such cash is committed or paid as aforesaid, immediately after giving effect thereto the Liquidity Level shall not be less than $40,000,000. (b) Consolidated EBIT. At all times from and after January 6, 2017 until the Final Payout Date, the Parent and its Subsidiaries on a consolidated basis shall comply with the requirements of the Consolidated EBIT Level set forth in Schedule IV.

102201150\V-8 3 (c) Liquidity Level. The Parent shall provide to the Administrative Agent a written report in the form attached hereto as Exhibit J (any such report, a “Liquidity Report”) on each Liquidity Report Date. The Liquidity Report shall reflect the Liquidity Level of the Parent and its Subsidiaries as of the last Business Day of the week immediately preceding the applicable Liquidity Report Date. The Parent and its Subsidiaries on a consolidated basis shall not permit, on any Liquidity Report Date, the Liquidity Level to be less than the amount set forth in Schedule IV. (f) Section 9.03 of the Receivables Financing Agreement is hereby amended to redesignate the existing text thereof as subsection (a) thereof and to add the following new subsection (b) to such section: (b) On or prior to February 3 2017, the Borrower shall enter into a Lock-Box Agreement with PNC pursuant to which PNC would open a Lock-Box Account at PNC in the name of the Borrower (the “PNC Lock-Box Account”) and establish a related Lock-Box (the “PNC Lock-Box”); and shall provide an updated Schedule II to this Agreement reflecting the addition of such PNC Lock-Box and PNC Lock-Box Account. From and after the establishment of the PNC Lock-Box and the PNC Lock-Box Account, the Borrower or the Servicer shall (or shall cause each applicable U.S. Originator to) (i) instruct all the Obligors (excluding any Excluded Obligor, in respect of its Excluded Receivables) of the U.S. Originators to remit all payments on their respective Pool Receivables to the PNC Lock-Box and /or PNC Lock-Box Account and (ii) cause all payments thereafter made by such U.S. Obligors on such Pool Receivables, and all amounts then or thereafter on deposit in the Lock-Box and/or Lock-Box Account at Bank of America, National Association (as further identified on Schedule II to this Agreement (the “BofA Lock-Box” and “BofA Lock-Box Account”, respectively)) to be transferred to the PNC Lock-Box or PNC Lock-Box Account, as applicable. On or prior to July 6, 2017 the Borrower shall close such BofA Lock-Box and BofA Lock-Box Account. If, after the opening of the PNC Lock-Box and PNC Lock-Box Account, any payments on Pool Receivables are remitted to the BofA Lock-Box and/or BofA Lock-Box Account, then the Borrower (or the Servicer on its behalf) will within one (1) Business Day of receipt identify and transfer such payments to the PNC Lock-Box or PNC Lock-Box Account, as applicable. (g) The following new Section 9.07 is hereby added to the Receivables Financing Agreement: SECTION 9.07. Excluded Obligors. (a) Subject to clause (c) below, the Borrower and the Servicer, acting jointly, from time to time may exclude certain customers of the Originators as Obligors, and thereby exclude from the Receivables the receivables generated by those customers from and after the effectiveness of the exclusion of the respective customer (each such customer so excluded, an “Excluded Obligor”). Initially, the Excluded Obligors shall consist only of the customer(s) listed on Schedule VI (as added by that certain Amendment No. 5 to Receivables Financing Agreement and Amendment No. 1 to Performance Guaranty, dated as of January 6, 2017), and such exclusion shall be

102201150\V-8 4 effective as of the effectiveness of the aforesaid amendment. Thereafter, the Borrower and the Servicer, acting jointly, may amend, modify, restate, supplement or replace said Schedule VI, to add or remove customers, upon thirty (30) days’ prior written notice to, and the consent of, the Administrative Agent and each Lender (such consents not to be unreasonably withheld or delayed); and, to the extent consented to, such exclusion or inclusion, as applicable, shall be deemed to be effective upon expiration of that 30-day period. (b) The Borrower or the Servicer shall instruct (or cause a Sub-Servicer to instruct) all applicable U.S. Originators to notify the related Excluded Obligors to deliver any payments with respect to the related Excluded Receivables to an account (or lock- box) other than (i) the PNC Lock-Box Account (or the PNC Lock-Box) or (ii) any other Lock-Box Account (or related Lock-Box). If any payment is nevertheless delivered into any such unpermitted account or lock-box, the Borrower (or the Servicer on its behalf) shall identify and transfer such payment into some other account or lock-box within two (2) Business Days of the receipt of such payment. Prior to the establishment of the PNC Lock-Box and PNC Lock-Box Account, to the extent any payments on Pool Receivables of an Excluded Obligor (as contemplated by clause (d) below) are remitted to an account (or lock-box) other than the BofA Lock-Box and/or BofA Lock-Box Account, then the Borrower (or the Servicer on its behalf) will, within two (2) Business Days after any such remittance, identify and transfer such payments to the BofA Lock-Box or BofA Lock- Box Account, as applicable. Subsequent to the establishment of the PNC Lock-Box and PNC Lock-Box Account, to the extent any payments on Pool Receivables of an Excluded Obligor (as contemplated by clause (d) below) are remitted to an account (or lock-box) (including, without limitation, the BofA Lock-Box and/or BofA Lock-Box Account) other than the PNC Lock-Box and/or PNC Lock-Box Account, then the Borrower (or the Servicer on its behalf) will, within two (2) Business Days after any such remittance, identify and transfer such payments to the PNC Lock-Box or PNC Lock-Box Account, as applicable. For the avoidance of doubt, none of the Borrower, the Servicer nor any related Originator shall be in violation of the covenants set forth in Sections 8.01(h) or 8.02(g) of this Agreement or Section 6.1(g) of the U.S. Purchase and Sale Agreement, as applicable, so long as the Borrower, the Servicer and such Originator complies with the terms of this clause (b). (c) In no event may any additional customer be excluded if, after giving effect to such exclusion, the attributed outstanding balance of all receivables of all Excluded Obligors would exceed $5,000,000. For this purpose, the attributed outstanding balance as to any Excluded Obligor shall equal the aggregate Outstanding Balance of Receivables of such customer as reported in the most recent Information Package (or, if later, Interim Report) furnished to the Administrative Agent prior to: (i) in the case of any customer listed on Schedule VI as added by the aforesaid Amendment No. 5, the effectiveness of the aforesaid amendment; and (ii) in the case of any other customer, the date on which the 30-day notice of exclusion pertaining to such customer was given to the Administrative Agent.

102201150\V-8 5 (d) For avoidance of doubt, all Receivables of an Excluded Obligor existing immediately prior to the effectiveness of the exclusion of such Excluded Obligor shall continue to constitute Receivables for all purposes. (h) Exhibit F to the Receivables Financing Agreement is hereby deleted and replaced in its entirety with the form set forth in Exhibit A attached hereto. (i) Exhibit G to the Receivables Financing Agreement is hereby deleted and replaced in its entirety with the form set forth in Exhibit B attached hereto. (j) Exhibit H to the Receivables Financing Agreement is hereby deleted and replaced in its entirety with the form set forth in Exhibit C attached hereto. (k) Schedule IV to the Receivables Financing Agreement is hereby deleted and replaced in its entirety with the schedule set forth in Exhibit D attached hereto. (l) The Receivables Financing Agreement is hereby amended by adding Schedule VI immediately after Schedule V to the Receivables Financing Agreement with the schedule set forth in Exhibit E attached hereto. SECTION 3. Amendments to Performance Guaranty. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Performance Guaranty is hereby amended as follows: (a) Section 1 of the Performance Guaranty is hereby deleted in its entirety and replaced with the following: SECTION 1. Unconditional Undertaking; Enforcement. The Performance Guarantor hereby absolutely, unconditionally and irrevocably guarantees and assures, for the benefit of Administrative Agent and the other Secured Parties, the due and punctual performance and observance by each Originator and Sub-Servicer (or any of their respective successors and assigns) and by each Paying Agent of the terms, covenants, conditions, agreements, undertakings and obligations on the part of each such Originator, Sub-Servicer and Paying Agent to be performed or observed by (i) each such Originator and Sub-Servicer under each of the Transaction Documents to which it is a party, including, without limitation, any agreement or obligation of any such Originator or Sub- Servicer to pay any indemnity or any agreement or obligation of any such Originator or Sub-Servicer to make any payment in respect of any applicable dilution adjustment or repurchase obligation under any such Transaction Document and (ii) each such Paying Agent under the Receivables Financing Agreement and the U.S. Purchase and Sale Agreement (all such terms, covenants, conditions, agreements, undertakings and obligations on the part of each Originator, Sub-Servicer and Paying Agent to be paid, performed or observed being collectively called the “Guaranteed Obligations”). Without limiting the generality of the foregoing, the Performance Guarantor agrees that if any Originator, Sub-Servicer or Paying Agent shall fail in any manner whatsoever to perform or observe any of the Guaranteed Obligations when the same shall be required to be performed or observed under any applicable Transaction Document (each such Guaranteed Obligation, a “Performance Guarantor Obligation”), then the Performance

102201150\V-8 6 Guarantor will itself duly and punctually perform or observe or cause to be performed or observed the Guaranteed Obligations. It shall not be a condition to the accrual of the obligation of any Performance Guarantor hereunder to perform or to observe any Guaranteed Obligation that the Administrative Agent, or any other Secured Party, shall have first made any request of or demand upon or given any notice to the Performance Guarantor, any applicable Originator or Sub-Servicer (or any of their respective successors and assigns) or to any applicable Paying Agent or have initiated any action or proceeding against the Performance Guarantor, any applicable Originator or Sub-Servicer (or any of their respective successors and assigns), or against any applicable Paying Agent in respect thereof. The Administrative Agent (on behalf of the Secured Parties and their assigns) may proceed to enforce the obligations of the Performance Guarantor under this Performance Guaranty without first pursuing or exhausting any right or remedy which the Administrative Agent or any other Secured Party may have against the any applicable Originator, Sub-Servicer, Paying Agent, any other Person, the Receivables or any other property. The Performance Guarantor agrees that its obligations under this Performance Guaranty shall be irrevocable. Notwithstanding the foregoing, the performance of any Performance Guarantor Obligation by the Performance Guarantor is subject to the same rights regarding performance that have been granted to an Originator, Sub-Servicer or a Paying Agent under the applicable Transaction Document. (b) Section 4 of the Performance Guaranty is hereby deleted in its entirety and replaced with the following: SECTION 4. Subrogation. The Performance Guarantor hereby waives, until all of the Guaranteed Obligations have been paid in full and there exists no commitment which could give rise to any Guaranteed Obligations, all rights of subrogation (whether contractual or otherwise) to the claims, if any, of the Administrative Agent or any other Secured Party against the Originators, Sub-Servicers and Paying Agents and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Originator, Sub-Servicer or Paying Agent which may otherwise have arisen in connection with this Performance Guaranty. SECTION 4. Conditions Precedent. The effectiveness of this Amendment No. 5 is subject to the satisfaction of all of the following conditions precedent: (a) The Administrative Agent shall have received a fully executed counterpart of this Amendment No. 5 and the Third Amended and Restated Amendment Fee Letter, dated as of the date hereof, by and among PNC as the Administrative Agent, a Lender, the LC Bank, and an LC Participant, PNC Capital Markets LLC and the Borrower (collectively, the “Amendment No. 5 Documents”). (b) The Administrative Agent shall have received such documents and certificates as the Administrative Agent shall have reasonably requested on or prior to the date hereof.

102201150\V-8 7 (c) The Administrative Agent shall have received all fees and other amounts due and payable to it under the Receivables Financing Agreement and in connection with the Amendment No. 5 Documents on or prior to the date hereof, including, to the extent invoiced, payment or reimbursement of all fees and expenses (including reasonable and documented out- of-pocket fees, charges and disbursements of counsel) required to be paid or reimbursed on or prior to the date hereof. To the extent such fees and other amounts have not yet been invoiced, the Borrower agrees to remit payment to the applicable party promptly upon receipt of such invoice. (d) No Event of Default or Unmatured Event of Default, as set forth in Section 10.01 of the Receivables Financing Agreement, shall have occurred and be continuing. SECTION 5. Amendment. The Borrower, PNC as the LC Bank, an LC Participant, a Lender, and the Administrative Agent, the Servicer and the Performance Guarantor, hereby agree that the provisions and effectiveness of this Amendment No. 5 shall apply to the Receivables Financing Agreement and to the Performance Guaranty, as applicable, as of the date hereof. Except as amended by this Amendment No. 5 and any prior amendments, the Receivables Financing Agreement and the Performance Guaranty remains unchanged and in full force and effect. This Amendment No. 5 is a Transaction Document. SECTION 6. Counterparts. This Amendment No. 5 may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart hereof by facsimile or other electronic means shall be equally effective as delivery of an originally executed counterpart. SECTION 7. Captions. The headings of the Sections of this Amendment No. 5 are provided solely for convenience of reference and shall not modify, define, expand or limit any of the terms or provisions of this Amendment No. 5. SECTION 8. Successors and permitted assigns. The terms of this Amendment No. 5 shall be binding upon, and shall inure to the benefit of the Borrower, PNC as the LC Bank, an LC Participant, a Lender, and the Administrative Agent, and the Servicer, and their respective successors and permitted assigns. SECTION 9. Severability. Any provision of this Amendment No. 5 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. SECTION 10. Governing Law and Jurisdiction. The provisions of the Receivables Financing Agreement with respect to governing law, jurisdiction, and agent for service of process are incorporated in this Amendment No. 5 by reference as if such provisions were set forth herein. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]